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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934

        Date of report (Date of earliest event reported):  June 5, 2001
                                                           ------------

                            RBC CENTURA BANKS, INC.
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              (Exact name of registrant as specified in charter)


     North Carolina                 1-10646                    56-1688522
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(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                          Identification No.)


1417 Centura Highway, Rocky Mount, North Carolina               27804
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(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code:          (252) 454-4400
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                              CENTURA BANKS, INC.
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             134 North Church Street, Rocky Mount, North Carolina
             ----------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 1.  Changes in Control of Registrant

          On June 5, 2001, Royal Bank of Canada, a Canadian chartered bank ("Royal Bank"), acquired all of the outstanding common stock of Centura Banks, Inc., a North Carolina corporation ("Centura"), in accordance with an Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 26, 2001, between Centura and Royal Bank. The transaction was completed in accordance with the description of the merger found in the definitive proxy statement/prospectus included in a Registration Statement on Form F-4 (SEC File No. 333-56142), which was declared effective by the Securities and Exchange Commission on March 29, 2001. The Merger Agreement was approved by the shareholders of Centura at a special meeting of the Centura shareholders held on May 3, 2001. As a result of the transaction, Centura became a wholly owned subsidiary of Royal Bank and Royal Bank became the owner of 100% of the outstanding shares of Centura common stock.

          Pursuant to the Merger Agreement, Rock Merger Subsidiary, Inc., a wholly owned subsidiary of Royal Bank organized under North Carolina law, merged with and into Centura. Centura was the surviving corporation and was renamed "RBC Centura Banks, Inc." Each share of Centura common stock outstanding at the close of business on June 5, 2001 was converted into 1.684 common shares of Royal Bank. Royal Bank issued approximately 67 million common shares to the Centura shareholders as consideration for the outstanding shares of Centura as well as approximately U.S.$200,000 in cash in lieu of any fractional Royal Bank shares to which Centura shareholders were entitled. The value of the transaction was approximately U.S.$2.3 billion (CDN $3.5 billion).

          The terms and conditions of the transaction are governed entirely by the Merger Agreement. Any description of the Merger Agreement contained herein is qualified in its entirety by the Merger Agreement, which is incorporated herein as Exhibit 2.1 by reference to Exhibit 99.1 to Centura's Current Report on Form 8-K dated February 2, 2001.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

              (c)    Exhibits.

               2.1 Agreement and Plan of Merger, dated as of January 26, 2001, between Royal Bank and Centura (incorporated by reference to Exhibit 99.1 to Centura's Current Report on Form 8-K, dated February 2, 2001).

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RBC CENTURA BANKS, INC.
                                     Registrant


                                     By:  /s/ Steven Goldstein
                                          Steven Goldstein
                                          Chief Financial Officer


Date:  June 20, 2001

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